Exhibit 4.1                                           Specimen Stock Certificate

(Front)
                                                           [ CUSIP 72705C 10 0 ]
                               PLANGRAPHICS, INC.
                              ____________________

NUMBER                                                                    SHARES
[ BOX ]                                                                  [ BOX ]

                      SEE REVERSE FOR CERTAIN DEFINITIONS


This Certifies That ______________________________________ is the owner of

                     _____________________________________

     Fully paid and non-assessable shares of Common Stock, no-par value of

                               PLANGRAPHICS, INC.

transferable only on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This certificate is not valid until countersigned and registered by the Transfer Agent and Register.

In Witness Whereof, the Corporation has caused this Certificate to be signed by the facsimile signatures of its duly Authorized officers and to be sealed with the facsimile seal of the Corporation.


          Dated:

                                [Circular Seal]
                               PLANGRAPHICS, INC.
                                    CORPORATE
                                      SEAL
                                    COLORADO

/S/ Fred Beisser
John C. Antenucci
FREDERICK G. BEISSER, SECRETARY
JOHN C. ANTENUCCI, PRESIDENT

(Back Side)
                               PlanGraphics, Inc.

                 Transfer Fee: $2O.OO Per New Certificate Issued

--------------------------------------------------------------------------------

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -- as tenants in common as      UNIF GIFT MIN ACT - .......... Custodian
           tenants by the entireties
for.....................
        (Cust.)                         (Minor)
under Uniform Gifts to Minors

TEN ENT -- as tenants by the entireties
Act of........................................
(State)
JT TEN  -- as joint tenants with right of
           survivorship and not as tenants
           in common

Additional abbreviations may also be used though not in the above list


   For value received.................... hereby sell assign and transfer unto

                     PLEASE INSERT SOCIAL SECURITY OR OTHER
                         IDENTIFYING NUMBER OF ASSIGNEE

                                     [ Box ]



                Please print or type name and address of assignee

            .........................................................

            .........................................................

            .........................................................

            ...................................................Shares

    of the Common Stock represented by the within Certificate and do hereby irrevocably constitute and appoint

 ...............................................................................

 ...............................................................................

 Attorney to transfer and sell the said stock on the books of the within named
         Corporation, with full power of substitution in the premises.

            Dated........................................, 20........


SIGNATURE GUARANTEED:                         X _____________________________
                                              X______________________________


 THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON
    THE FACE OF THIS CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER THE SIGNATURE(S) MUST BE GUARANTEED BY AN
     ELIGIBLE GUARANTOR INSTITUTION (Banks, Stockbrokers, Savings and Loan Associations and Credit Unions) WITH MEMBERSHIP IN AN APPROVED SIGNATURE
   GUARANTEE MEDALLION PROGRAM PURSUANT TO RULE I7Ad-I5 UNDER THE SECURITIIES
                       EXCHANGE ACT OF 1934, AS AMENDED.